Acquisitions and Other Business Arrangements	12 Months Ended
Dec. 31, 2013
Business Combination, Description [Abstract]
Acquisitions and Other Business Arrangements
Acquisitions and Other Business Arrangements:
Mexico

In May 2013, PMI announced that Grupo Carso, S.A.B. de C.V. ("Grupo Carso") would sell to PMI its remaining 20% interest in PMI's Mexican tobacco business. The sale was completed on September 30, 2013, with the approval of the Mexican antitrust authority, for $703 million. As a result, PMI now owns 100% of its Mexican tobacco business. A director of PMI has an affiliation with Grupo Carso. The final purchase price is subject to a potential adjustment based on the actual performance of the Mexican tobacco business over the three-year period ending two fiscal years after the closing of the purchase. In addition, upon declaration, PMI will pay a dividend of approximately $38 million to Grupo Carso related to the earnings of the Mexican tobacco business for the nine months ended September 30, 2013. The purchase of the remaining 20% interest resulted in a decrease to PMI's additional paid-in capital of $672 million.
Other
In June 2011, PMI completed the acquisition of a cigarette business in Jordan, consisting primarily of cigarette manufacturing assets and inventories, for $42 million. In January 2011, PMI acquired a cigar business, consisting primarily of trademarks in the Australian and New Zealand markets, for $20 million.
The effects of these and other smaller acquisitions were not material to PMI's consolidated financial position, results of operations or operating cash flows in any of the periods presented.